SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 16, 2004 (August 13, 2004)

Date of report (Date of earliest event reported)

MK RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-23042	82-0487047
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 East South Temple, Suite 1225

Salt Lake City, Utah 84111

(801) 297-6900

(Address of principal executive offices and telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

On August 13, 2004, MK Resources Company announced results of operations for the quarter ended June 30, 2004. The press release announcing these results is furnished with this report as Exhibit 99.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MK RESOURCES COMPANY

/s/ John C. Farmer
John C. Farmer
Chief Financial Officer and Secretary

Date: August 16, 2004

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INDEX TO EXHIBITS

Exhibits
99	Press release dated August 13, 2004.